UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2021

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS.

As disclosed in a Schedule 13D/A (the “Schedule 13D/A”) filed by Icahn Enterprises L.P. and its affiliates (collectively, “IEP”) on January 6, 2021, IEP converted a portion of its Class B non-voting common stock (the “Class B common stock”) into Class A voting common stock (the “Class A common stock”). The conversion was in accordance with IEP’s existing right under the Amended and Restated Certificate of Incorporation (the “2018 Charter”) of Tenneco Inc. (the “Company”) dated October 1, 2018, to convert its Class B common stock into Class A common stock on a one-for-one basis, provided that IEP’s aggregate holdings of the outstanding Class A common stock do not exceed 15%. The conversion does not change the Company’s total number of outstanding shares. Following the conversion and based solely on the Schedule 13D/A, IEP’s aggregate holdings of Class A common stock are not more than 15% of the Company’s outstanding Class A common stock based upon the 61,121,275 shares of Class A Common Stock outstanding as of January 4, 2021.

IEP last converted Class B common stock into Class A common stock on April 1, 2020. Since that time, IEP sold a portion of its Class A common stock pursuant to a Registration Statement on Form S-3 filed by the Company relating to the resale of up to 29,444,846 shares of Class A common stock. As a result of these sales, IEP had the right to convert more shares of Class B common stock while staying under the 15% limit in the 2018 Charter. IEP indicated to the Company that it intends to continue to exercise its right to convert Class B common stock into Class A common stock from time to time following future sales of Class A common stock, up to the 15% limit provided for in the 2018 Charter.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: January 6, 2021	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary